UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 2, 2010
Burlington Coat Factory Investments Holdings, Inc. (Exact Name of Registrant As Specified In Charter)
Delaware (State or Other Jurisdiction of Incorporation)	333-137917 (Commission File Number)	20-4663833 (IRS Employer Identification No.)
1830 Route 130 North Burlington, New Jersey 08016 (Address of Principal Executive Offices, including Zip Code)
(609) 387-7800 (Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)

 On July 2, 2010, Burlington Coat Factory Warehouse Corporation (the “Company”) made awards to the Company’s named executive officers and certain other employees pursuant to the Company’s Management Incentive Bonus Plan (the “Bonus Plan”).  As described in the Company’s Transition Report on Form 10-K/T for the thirty-five week transition period ended on January 30, 2010 (the “Transition Period”), filed with the Securities and Exchange Commission on April 30, 2010 (the “Form 10-K/T”), the Summary Compensation Table contained in Item 11, Executive Compensation (the “Transition Period Summary Compensation Table”), did not include amounts paid to each of the Company’s named executive officers pursuant to the Bonus Plan for the Transition Period.  As the Bonus Plan was administered based on the Company’s prior fiscal calendar such that awards were established with reference to performance for the twelve months ending on May 29, 2010 (the “Bonus Period”), awards actually earned by each named executive officer pursuant to the Bonus Plan for the Transition Period were not calculable as of the filing of the Form 10-K/T.

           As described in the Form 10-K/T, each named executive officer’s award under the Bonus Plan was based on a combination of the Company’s Adjusted EBITDA results (Financial Component) and his or her personal performance (Performance Component) during the Bonus Period.  Each named executive officer was eligible to receive the following threshold and target payments, respectively, under the Bonus Plan for the Transition Period: Thomas A. Kingsbury – $286,058 and $572,115; Todd Weyhrich – $75,721 and $151,442; Michael Geraghty – $9,272 and $18,544; Joyce Manning Magrini – $21,635 and $43,269; and Marc Katz – $67,308 and $134,615.

           Following the conclusion of the Bonus Period, the Company’s Compensation Committee assessed the Performance Component and the Financial Component.  The Committee assigned each named executive officer a rating of “Meets Expectations.”  Additionally, the Company’s actual Adjusted EBITDA for the Bonus Period exceeded the Company’s Adjusted EBITDA target of $325 million.  After giving effect to the Committee’s assessment, the Company made awards under the Bonus Plan to its named executive officers on July 2, 2010.  The portion of each named executive officer’s award earned in the Transition Period is as follows: Thomas A. Kingsbury – $915,441; Todd Weyhrich – $242,322; Michael Geraghty – $29,672; Joyce Manning Magrini – $69,235; and Marc Katz – $215,397.  Accordingly, the column entitled “Total” in the Transition Period Summary Compensation Table shall be amended and restated to include the foregoing amounts as follows: Thomas A. Kingsbury – $1,475,951; Todd Weyhrich – $552,687; Michael Geraghty – $607,968; Joyce Manning Magrini – $597,297; and Marc Katz – $736,921.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.

/s/ Robert L. LaPenta, Jr.
Robert L. LaPenta, Jr. Vice President and Treasurer

Date: July 9, 2010